Blue Sphere Corporation 8-K

Exhibit 10.2

FIRST AMENDMENT TO SENIOR DEBENTURE

THIS FIRST AMENDMENT TO SENIOR DEBENTURE (this “Amendment”) is made as of [ ], 2017 (the “Effective Date”) by and between Blue Sphere Corporation, a Nevada corporation (the “Company”), and the undersigned (the “Holder”).

WHEREAS, the Company issued to Holder a Senior Debenture, dated December 23, 2015, numbered and in the principal amount as set forth on the signature page hereto (the “Debenture”), which bears interest at a rate of 11% per annum, and matures on December 22, 2017;

WHEREAS, the Company and the Holder desire to amend the Warrant on the terms and subject to the conditions set forth herein; and

WHEREAS, pursuant to Section 11 of the Debenture, the amendment contemplated by the Company and the Holder must be contained in an instrument in writing, signed by the parties.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1.	Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Debenture.

2.	Amendments to the Debenture.

2.1       The title of the Debenture appearing as “Senior Debenture” at the beginning of such instrument shall hereinafter be replaced with “Convertible Senior Debenture.” Any reference in the Debenture or the Subscription Agreement to the “Senior Debenture”, shall hereinafter be a reference to the “Convertible Senior Debenture”.

2.2       The first paragraph of the Debenture which is in boldfaced and capitalized style shall be deleted and replaced in its entirety with the following:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

2.3       The title of Section 1 of the Debenture shall be deleted and replaced in its entirety with the following:

    “1.       Principal Repayment; Interest Repayment; Optional Conversion.”

2.4       A new subsection (e) shall inserted into Section 1 of the Debenture, as follows:

    “(e)         Optional Conversion.

(i)       On or after the six (6) month anniversary of the Effective Date of this Amendment, Holder may, at any time that is not less than ten (10) days prior to the Maturity Date, deliver a dated and signed notice to the Company (a “Conversion Notice”), a copy of which is attached to this Amendment as Exhibit A, of its election to convert some or all of the outstanding Principal Amount and accrued but unpaid interest into shares of the Company’s common stock, $0.001 par value per share (“Common Stock”). The Holder shall have the right to deliver one (1) or more Conversion Notices to the Company in accordance with this Section 1(e).

(ii)       The number of shares of Common Stock that shall be issuable upon any conversion pursuant to a Conversion Notice shall equal the number derived by dividing the amount of the Principal Amount and accrued but unpaid interest that the Holder elects to convert to Common Stock (the “Conversion Amount”) by the Conversion Price. The Conversion Price shall be determined as follows:

[(1)    If the Company has completed the listing of its Common Stock on The NASDAQ Capital Market (the “Uplist”) prior to the date of the Conversion Notice, the Conversion Price shall be an amount that is equal to 80% of the average reported closing price of the Common Stock on The NASDAQ Capital Market, calculated using the (5) trading days immediately following the Uplist.

(2)       If the Uplist has not occurred prior to the date of the Conversion Notice, the Conversion Price shall be an amount that is equal to 80% of the average reported closing price of the Common Stock on the OTCQB Venture Marketplace, calculated using the (5) trading days immediately preceding the date of the Conversion Notice.

(iii)      The Conversion Notice shall be deemed delivered to the Company on a date based on the form of delivery, in each case in accordance with Section 7.

(iv)      The issuance of shares Common Stock and delivery of certificates representing such shares shall be made promptly following the Company’s receipt of the Conversion Notice, and without charge to the Holder. Immediately upon the issuance of shares of Common Stock pursuant to a Conversion Notice, the Principal Amount of the Debenture shall be automatically amended to subtract the Principal Amount of the Debenture converted, as set forth on such Conversion Notice.

(v)       If a timely Conversion Notice is not received by the Company, the Debenture shall be subject to repayment as set forth in Section 1(a). If a Conversion Notice is received by the Company after the deadline for such notice, the Company may, in its sole discretion, waive the deadline for such notice, or deem the Debenture to be subject to repayment as set forth in Section 1(a).

(vi)        Immediately upon the satisfaction of the Principal Amount and all interest due under the Debenture, whether such satisfaction is by conversion, repayment, or a combination of both, the Debenture and any and all obligations of the Company thereunder, including the Pledge Agreement, shall be automatically terminated.”

3.                  Date of Effectiveness; Limited Effect.  This Amendment will be deemed effective as on the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Debenture are and will remain in full force and effect and are hereby ratified and confirmed by the Company and the Holder. On and after the Effective Date, each reference in the Debenture to “this Debenture,” “the Debenture,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Debenture in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Debenture, will mean and be a reference to the Debenture as amended by this Amendment.

4.                  Representations and Warranties. Each party hereby represents and warrants to the other party that: (a) it has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder and under the Debenture, as amended by this Amendment; (ii) the execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such party, and the delivery of this Amendment by such party, have been duly authorized by all necessary action on the part of such party; and (c) this Amendment has been executed and delivered by such party and (assuming due authorization, execution and delivery by the other party hereto) constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

5.                  Miscellaneous.  This Amendment (a) constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter; (b) may be amended only by a writing signed by each of the parties; (c) may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument; (d) shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without giving effect to any conflict of law rules; and (d) shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

COMPANY:

BLUE SPHERE CORPORATION

By:
Name:	Shlomi Palas
Title:	Chief Executive Officer

HOLDER:

(entity name, if applicable)

By:

Name:

Title:

DEBENTURE:

Debenture Number:	D-DEC-2015-_______________
Principal Amount:	USD $ _____________________

EXHIBIT A

NOTICE OF CONVERSION

(To Be Signed Only Upon Conversion of the Debenture)

The undersigned, the holder of the foregoing Debenture, as amended pursuant to that certain First Amendment to Senior Debenture, dated March __, 2017, hereby surrenders such Debenture for conversion into shares of Common Stock of Blue Sphere Corporation to the extent of the Conversion Amount of $ _______________, representing unpaid Principal Amount and accrued but unpaid interest of such Debenture, and requests that the certificates for such Common Stock be issued in the name of, and delivered to _________________ whose address is _________________.

Calculation:

Principal Amount of Debenture to be Converted __________

+ Unpaid and Accrued Interest on Principal Amount of Debenture to be Converted __________

= Conversion Amount __________

÷ Conversion Price __________

= Number of Shares of the Company’s Common Stock to be Issued __________

The date of this Conversion Notice is: ____________________________

(Signature must conform in all respects to name of holder as specified on the face of the Debenture)

(Address)